ForeInvestors Choice Variable Annuity

Supplement dated January 30, 2019 to your

Prospectus dated May 1, 2018

AB VPS Real Estate Investment Portfolio

At a Board meeting held November 6-8, 2018, the Board of Directors of AB Variable Products Series Fund, Inc. approved the liquidation and termination of the AB VPS Real Estate Investment Portfolio on or about April 24, 2019 (the “Liquidation Date”).

On or about the close of business on April 24, 2019, the following will occur:

•     Contract Value.  If any of your Contract Value is invested in the AB VPS Real Estate Investment Portfolio Sub-Account, the Contract Value will automatically be transferred into the Invesco V.I. Government Money Market Fund Sub-Account.  You may transfer any Contract Value in the affected Sub-Account to other investment options currently available under your Contract prior to the Liquidation Date;

•     Enrollments.  If you do not make any updates to your enrollments (InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, and Systematic Withdrawal Program) that includes transfers of Contract Value in or out of the AB VPS Real Estate Investment Portfolio Sub-Account, your enrollment will automatically be updated to reflect the Invesco V.I. Government Money Market Fund Sub-Account;

•     Sub-Account Transfer Rule.  The transfer of your Contract Value from the AB VPS Real Estate Investment Portfolio Sub-Account as a result of the liquidation will not be counted against any limitation on the number of transfers that may be performed.  During the 60 days after the Liquidation Date, you will be allowed one Sub-Account transfer from the Invesco V.I. Government Money Market Fund Sub-Account that will not count as a transfer toward the limitation of allowable transfers per contract year.

Upon completion of the liquidation, all information and references to the AB VPS Real Estate Investment Portfolio are deleted from your prospectus.

This Supplement Should be Retained for Future Reference.

FIC-013019-FL